                            SCHEDULE 14C INFORMATION

                              INFORMATION STATEMENT
        PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934
================================================================================
                           Check the appropriate box:
                    [X] Preliminary Information Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14c-5(d)(2))
                      [ ] Definitive Information Statement

                               LEGEND MOBILE, INC.
                               -------------------
                (Name of registrant as Specified in its Charter)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1) Title of each class of securities to which transaction applies:.............
(2) Aggregate number of securities to which transaction applies:................
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):................................
(4) Proposed maximum aggregate value of transaction:............................
(5) Total fee paid:.............................................................
[ ] Fee paid previously by written preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:.....................................................
(2) Form, Schedule or Registration Statement No.:...............................
(3) Filing Party:...............................................................
(4) Date Filed:.................................................................
================================================================================

                               LEGEND MOBILE, INC.
                                450 SOUTH WAGNER
                            ANN ARBOR, MICHIGAN 48103
================================================================================

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 12, 2004
================================================================================

Dear Shareholders:

A special meeting of shareholders of LEGEND MOBILE, INC, a Delaware corporation (the "Company"), will be held on January 12, 2004 at 10:00 a.m. local time, at 450 South Wagner, Ann Arbor, Michigan 48103 for the following purposes:

1. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the authorized common stock of the Company from 10 million to 20 million shares.

2. To transact such other business as may properly come before the special meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on December 17 will be entitled to receive this Information Statement and notice of the special meeting or any adjournment or postponement thereof. By Order of the Board of Directors,

                                             /S/ PETER KLAMKA
                                             -------------------------
                                             Peter Klamka
                                             CHIEF EXECUTIVE OFFICER

Ann Arbor, Michigan
December 12, 2003

                               LEGEND MOBILE, INC.
                                450 SOUTH WAGNER
                            ANN ARBOR, MICHIGAN 48103
                              INFORMATION STATEMENT
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 12, 2004
                                  INTRODUCTION

This Information Statement is being furnished to the shareholders of Legend Mobile, Inc., a Delaware corporation (the "Company"), to inform them of a special meeting of shareholders. This meeting (referred to herein as the "Special Meeting") will be held on January 12, 2004 at 10:00 a.m. local time, at 450 South Wagner, Ann Arbor, Michigan 48103. Only shareholders of record at the close of business on December 17, 2003 (the "Record Date") will be entitled to receive this Information Statement and to vote at the Special Meeting. This Information Statement and the Notice of Special Meeting are first being mailed to the Company's shareholders on or about December 23, 2003.

At the Special Meeting, holders of common stock (the "Common Stock") of the Company will be asked to consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the authorized common stock of the Company from 10 million to 20 million shares.

Peter Klamka controls the voting equivalent of 9,500,000 shares of common stock, which represents a majority of the Company's issued and outstanding shares of Common Stock and intends to vote to approve the proposal described in this Information Statement. Accordingly, no proxies will be solicited and no action is required on your behalf. The cost of printing and distributing this Information Statement and holding the Special Meeting (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the Common Stock) will be paid by the Company.

The Company's principal executive offices are located at 450 South Wagner, Ann Arbor, Michigan 48103.

================================================================================

THIS DOCUMENT IS REQUIRED UNDER THE FEDERAL SECURITIES LAWS AND IS PROVIDED SOLELY FOR YOUR INFORMATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                       INFORMATION REGARDING THE PROPOSAL

GENERAL

The proposal to amend the Company's Certificate of Incorporation is described below. A copy of the Certificate of Incorporation, as amended to reflect the changes contemplated by the proposal, is attached to this Information Statement as Exhibit A.

AMENDMENT OF CERTIFCATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES

Purpose: The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 20 million. The Board of Directors believes that this increase in the number of authorized shares is in the best interest of the Company in that it will provide the Company with available shares which could be issued for various corporate purposes, including acquisitions, stock dividends, stock splits, stock options, convertible debt and equity financings, as the Board of Directors determines in its discretion. The Board further believes that the increase in the number of authorized shares of Common Stock will enable the Company to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of shareholders. The Company presently has no specific plans, arrangements or understandings, either written or oral, to issue any of the additional authorized shares of Common Stock or preferred stock.

Effect: The issuance by the Company of any additional shares of Common Stock would dilute both the equity interests and the earnings per share of existing holders of the Common Stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of Common Stock will have voting and other rights identical to those of the currently authorized shares of Common Stock. The newly authorized preferred stock will have voting and other rights as determined by the Board of Directors.

No Dissenters' Rights: Pursuant to the Delaware Code, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with the increase in the number of authorized shares. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

                  INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the Certificate of Incorporation and take all other proposed actions which is not shared by all other holders of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

                          DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

COMMON STOCK

As of the Record Date, there were 10,000,000 million shares of common stock authorized with a stated par value of $0.001 per share, of which approximately 10,000,000 shares were issued and outstanding. Immediately following the approval of the increase in the number of authorized shares of Common Stock, as described previously, there will be 20 million shares of Common Stock authorized, of which approximately 10,000,000 will be issued and outstanding and approximately 10,000,000 will be authorized but unissued. The holders of the Common Stock vote as a single class and are entitled to one vote per share on all matters to be voted on by the shareholders and have the right of cumulative voting in connection with the election of directors. The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the Board of Directors in its discretion, out of funds legally available therefore, but only if all dividends on the preferred stock have been paid in accordance with the terms of such preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

Dividends on the Common Stock are declared by the Board of Directors. The payment of dividends on the Common Stock in the future, if any, will be subordinate to the preferred stock, must comply with the provisions of the Delaware General Corporation Law and will be determined by the Board of Directors. In addition, the payment of such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant. See "Description of Capital Stock - Common Stock."

PREFERRED STOCK

As of the Record Date, the Company's Certificate of Incorporation authorizes the issuance of up to one million shares of Preferred Stock. The Board of Directors has the authority to issue the preferred stock and designate the voting rights, preferences and other features of the preferred stock. As of the Record Date, the Company has 850,000 authorized, issued and outstanding shares of Class B Preferred Stock ("Class B"), which is not convertible, and has no dividend preferences, but does have 100 votes per share.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 9, 2003, the beneficial ownership of the Company's Common Stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is [Address].



                            Number of Shares                        Percentage
Name and Address           Beneficially Owned        Class          of Class(1)
------------------      ------------------------    -------        -------------
Peter Klamka                    850,000            Pref. B(2)         100.0%
                              2,316,500(3)         Common              23.2%

(1) Figures based on an estimated 10,000,000 shares of common stock outstanding as of December 9, 2003.

(2)      Class B Preferred stock is entitled to 100 votes per share.

(3) Includes 2,046,000 shares of Common Stock issuable upon the exercise of options/warrants held by Mr. Klamka and/or by members of Mr. Klamka's family.

                              AVAILABLE INFORMATION

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the Commission at (800) SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at "http://www.sec.gov."

                     INCORPORATION OF DOCUMENTS BY REFERENCE

The following documents filed by the Company with the Commission are incorporated herein by reference and shall be deemed to be a part hereof:

         - The Company's Annual Report on Form 10-K for the year ended December 31, 2002.
         - The Company's Quarterly Report on Form 10-Q for the three months ended September 30, 2003.
         -    The Company's Amended Certificate of Incorporation

Any document incorporated herein by reference can be obtained by contacting the Commission as described above under "Available Information" or by contacting the Company by mail at [Address], by telephone at (734) 389-0270 or by facsimile at
(734) 389-0271. The Company will provide the documents incorporated by reference without charge upon such written or oral request.

                                 OTHER BUSINESS

The management of the Company knows of no matter other than those set forth herein that is to be brought before the Special Meeting.

The foregoing Notice and Information Statement are sent by order of the Board of Directors.

                                            /S/ PETER KLAMKA
                                            -----------------------------
                                            Peter Klamka
                                            CHIEF EXECUTIVE OFFICER

December 12, 2003

                         CERTIFICATE OF AMENDMENT TO THE
                         CERTIFICATE OF INCORPORATION OF
                               LEGEND MOBILE, INC.

         Pursuant to the Delaware General Corporation Law, the undersigned person, desiring to amend the Certificate of Incorporation of LEGEND MOBILE, INC., under the laws of the State of Delaware, does hereby sign, verify, and deliver to the Office of the Secretary of State of Delaware, this Amendment to the Certificate of Incorporation for the above-named company (hereinafter referred to as the "Corporation"):

         The amendment contained herein was approved by a majority vote of shareholders of the Corporation on December 12, 2003.

         FIRST: The Certificate of Incorporation of the Corporation were first filed and approved by the Office of the Secretary of State of Delaware on ________. This Amendment to the Articles will become effective upon the filing of the Certificate with the Delaware Secretary of State.

         SECOND:  That ARTICLE FOURTH shall be amended as follows:

         "The aggregate number of shares which the corporation shall have authority to issue is twenty million (20,000,000) shares of Common Stock, having a par value of one tenth of a cent ($0.001) per share, and 1,000,000 shares of Preferred Stock, having a par value of one tenth of a cent ($0.01) per share."

         All other aspects of ARTICLE FOURTH shall remain unchanged.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by Peter Klamka, its Chief Executive Officer, this 12th day of December, 2003.


                                            By: /S/ PETER KLAMKA
                                                --------------------------
                                                Name:  Peter Klamka
                                                Title: Chief Executive Officer